1947-4


Western Pacific Airlines, Inc.
2864 South Circle Drive
Suite 1100
Colorado Springs, CO  80906


Subject:          Letter Agreement No. 1947-4 to
                  Purchase Agreement No. 1947 --
                  Spare Parts Support for Flight Training


This Letter Agreement amends Purchase Agreement No. 1947 dated as of even date herewith (the Agreement) between The Boeing Company (Boeing) and Western Pacific Airlines, Inc. (Buyer) relating to Model 737-300 aircraft (the Aircraft).

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

For purposes of this Letter Agreement the following definitions apply:

Flight Crew Training is flight training using Boeing facilities.

Removed Parts are parts removed from an Aircraft during Flight Crew Training.

Replacement Parts are parts taken from Boeing inventory and installed in an Aircraft because no Standby Spare Parts are available.

Standby Spare Parts are spare parts which are owned by Buyer and located at Buyer's designated storage area at Boeing to support Flight Crew Training.

Training Aircraft are the aircraft used for Flight Crew Training.

If parts fail during Flight Crew Training, Boeing will require spare parts. In support of this requirement, Buyer will provide to Boeing certain Standby Spare Parts in accordance with the following terms and conditions:

1.       Provision of Spare Parts.

         1.1 Boeing will provide normal line maintenance for any Aircraft used for Flight Crew Training. As part of such normal line maintenance Boeing will, at no charge, provide expendable spare parts required for the normal maintenance of any Training

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Western Pacific Airlines, Inc.
1947-4   Page 2


Aircraft. Such spare parts will include low cost Boeing proprietary items, nonrepairable items, low cost vendor items and standards.

         1.2 Buyer will provide the Standby Spare Parts listed in the attachment to this Letter Agreement. The attachment sets forth a general listing of the types and approximate numbers of the Standby Spare Parts required. This list including part numbers, exact quantities and on-dock dates will be established during the provisioning meeting described in the General Terms Agreement (GTA) Supplement.

         1.3 In order to prevent extended down time on the Training Aircraft, if parts other than those discussed above fail, Boeing will attempt to provide Replacement Parts for any such failed parts. If Boeing is unable to provide Replacement Parts, Buyer will be responsible for providing replacement parts. Delivery to Buyer of Replacement Parts will occur when the Replacement Parts are installed on the Aircraft. All terms and conditions of the GTA, including those related to price and payment which are not inconsistent with the provisions of this Letter Agreement, will apply to Boeing's sale of any Replacement Part to Buyer.

2.       Disposition of Parts.

         2.1            With respect to Removed Parts, Boeing may:

                  (i) repair such Removed Parts, at no charge to Buyer, and either retain such Removed Parts as Standby Spare Parts or return such Removed Parts to Buyer, at Buyer's expense;

                 (ii) return the Removed Parts to Buyer at Buyer's expense;
or

                (iii) return the Removed Parts to the manufacturer for repair or replacement under such manufacturer's warranty. (Upon Boeing's receipt of the repaired Removed Parts or their replacements, Boeing may retain such Removed Parts or their replacements as Standby Spare Parts or return such Removed Parts or their replacements to Buyer, at Buyer's expense).

         2.2 Any return to Buyer of Removed Parts, or replacements, will be accomplished in accordance with any written instructions from Buyer received by Boeing prior to such return.

3. Redelivery of Standby Spare Parts. Standby Spare Parts not installed in an Aircraft during Flight Crew Training will be

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Western Pacific Airlines, Inc.
1947-4   Page 3




redelivered to Buyer on board the last Aircraft delivered to Buyer under the Agreement or, upon mutual agreement, at an earlier time.

4. Non-performance by Buyer. If Buyer's nonperformance of obligations in this Letter Agreement causes a delay in the Flight Crew Training, Buyer will reimburse Boeing for all resulting expenses and be deemed to have agreed to any such delay in Flight Crew Training. In addition Boeing will have the right to:

                  (i) purchase Standby Spare Parts and invoice Buyer for the price of such Parts and for any necessary adjustment and calibration of such Parts;

                 (ii) cancel or reschedule the Flight Crew Training.

5. Buyer Warranty. Buyer warrants that the Standby Spare Parts will meet the requirements of the Detail Specification and be in a condition to pass Boeing's receival inspection and functional test and if not in a new condition, will have an attached FAA Serviceable Parts Tag.

6. Title and Risk of Loss. Title to and risk of loss of any Standby Spare Parts or Removed Parts will remain with Buyer. Boeing will have only such liability for Standby Spare Parts and Removed Parts as a bailee for mutual benefit would have, but will

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Western Pacific Airlines, Inc.
1947-4   Page 4




not be liable for loss of use. For Replacement Parts, title will transfer to Buyer at the time such part is installed in the Aircraft.


Very truly yours,

THE BOEING COMPANY



By
  --------------------------------
Its     Attorney-In-Fact


ACCEPTED AND AGREED TO this

Date:                    , 1996

WESTERN PACIFIC AIRLINES, INC.



By
  --------------------------------
Its


Attachment


P.A. No. 1947
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Attachment to
Letter Agreement No. 1947-4
Page 1



                               STANDBY SPARE PARTS


The following notations, used in the list of Standby Spare Parts set forth in this Attachment, will have the meanings indicated below:

(1) Training Spare Parts, in the indicated amounts, are required only if Flight Crew Training will be provided at Boeing's facilities at or near Seattle, Washington.

(2) Part numbers and/or dash numbers may vary with configuration of the Aircraft and/or Buyer's choice of vendor.

(3) Quantity of wheels, tires and brakes required as Training Spare Parts may vary with configuration of the Aircraft and/or Buyer's choice of vendors.

AR As Required: The number required will depend upon the amount of training involved.


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Attachment to
Letter Agreement No. 1947-4
Page 2

                               Standby Spare Parts

                                                                Training
Part Number(2)    Nomenclature                           Total Quantity Required
--------------    ------------                           -----------------------
Electronics
                  Flight Management Computer                           1
                  Fuel Summation Unit                                  1
                  DADC                                                 1
                  HSI/EHSI                                             1
                  ADI/EADI                                             1
                  DME Interrogator Unit                                1
                  VHF Comm Transceiver                                 1
                  VHF Nav Unit                                         1
                  ATC Transponder                                      1
                  VHF Comm Cont. Panel                                 1
                  VHF Nav. Cont. Panel                                 1
                  ATC Control Panel                                    1
                  Radio Alt. R/T Unit                                  1
                  Radio Alt. Indicator                                 1
                  Weather Radar R/T Unit                               1
                  Interphone Cont. Panel                               1
                  HF Comm Transceiver                                  1
                  HF Comm Control Panel                                1
                  INS Nav Unit                                         1
                  INS Mode Select Panel                                1
                  INS Control/Display Unit                             1

Systems

                  Indicator Pressure Ratio                             1
                  TAT Indicator                                        1
                  Tach N2 Indicator                                    1
                  Indicator Tach No. 1                                 1
                  E.G.T. Indicator                                     1

Wheels, Tires and Brakes(3)

                  Main Wheel                                           AR
                  Nose Wheel                                           AR
                  Brakes                                               AR
                  Nose Tires                                           AR
                  Main Tires                                           AR

Engines (CFM56-3)

                  Ignition Exciter                                     1
                  Igniter Plug                                         2

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